UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 20, 2006

                                    Digicorp
             (Exact name of registrant as specified in its charter)

            Utah                       000-33067               87-0398271
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
      of Incorporation)                 Number)          Identification Number)

                  4143 Glencoe Avenue, Marina Del Rey, CA 90292
               (Address of principal executive offices) (zip code)

                                 (310) 728-1450
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

      On April 20, 2006 Digicorp (the "Company") entered into a subscription agreement with its director and Chief Financial Officer, William B. Horne, for the sale of 50,000 shares of common stock to Mr. Horne for a total purchase price of $55,000 ($1.10 per share). The shares were sold to Mr. Horne pursuant to the exemption from registration requirements provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number   Description
-------  -----------------------------------------------------------------------
10.1 Subscription Agreement made as of April 20, 2006 by and between Digicorp and MLPF&S Custodian, FBO William B. Horne, IRA


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Digicorp


Dated: April 20, 2006                   By:  /s/ Jay Rifkin
                                           -------------------------------------
                                        Name:    Jay Rifkin
                                        Title:   Chief Executive Officer




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